STOCK RE-PURCHASE AGREEMENT This Stock Re-Purchase Agreement (this "Agreement"), dated as of June 30, 2022, is entered into between RJ Kiln & Co. (No. 3) Limited, a limited company registered in England and Wales ("Seller"), and Journey Insurance Company, a Florida corporation ("Buyer" or “Company”). RECITALS WHEREAS, Seller owns 2,000,000 shares of common stock, $1.00 par value (the "Shares") of Buyer; and WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to re-purchase from Seller, the Shares, subject to the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I PURCHASE AND SALE Section 1.01 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Shares, free and clear of any lien, pledge, mortgage, deed of trust, security interest, charge, claim, easement, encroachment or other similar encumbrance (each, an "Encumbrance"). Section 1.02 Purchase Price. The aggregate purchase price for the Shares shall be $18,334,788 (USD), such amount being equal to 33.33% of the Company Surplus as of the day prior to the Closing Date (the "Purchase Price"). Buyer shall pay the Purchase Price to Seller at the Closing in cash by wire transfer of immediately available funds in accordance with the wire transfer instructions set forth in Exhibit A. ARTICLE II CLOSING Section 2.01 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place simultaneously with the execution of this Agreement on the date hereof (the "Closing Date") remotely by exchange of documents and signatures (or their electronic counterparts). Section 2.02 Seller Closing Deliverables. At the Closing, Seller shall deliver to Buyer the following: (a) Share certificates evidencing the Shares, free and clear of all Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank.

2 (b) A receipt evidencing the receipt by Seller of payment and delivery by Buyer of the payment of the Purchase Price in accordance with Section 1.02. (c) A copy, certified as of the Closing Date by an officer of Seller, of the resolutions of Seller’s board of directors authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. (d) A limited release in favor of the Company in the form of Exhibit B attached hereto, duly executed by Seller. (e) The Termination Agreement, signed by Seller. (f) Evidence of the receipt of all Required Consents and Approvals under Section 3.02 of this Agreement. Section 2.03 Buyer's Deliveries. At the Closing, Buyer shall deliver the following to Seller: (a) The Closing Balance Sheet which shall include Buyer’s calculation of the Company Surplus. (b) The Purchase Price pursuant to Section 1.02. (c) A receipt evidencing the receipt by Buyer and the delivery by Seller of the Share certificates evidencing the Shares, in accordance with Section 1.01. (d) A copy, certified as of the Closing Date by an officer of Buyer, of the resolutions of Buyer’s board of directors authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. (e) A limited release in favor of the Seller in the form of Exhibit C attached hereto, duly executed by Buyer. (f) The Termination Agreement, signed by United Insurance Holdings Corp., a Delaware corporation. (g) Evidence of the receipt of all Required Consents and Approvals under Section 4.02 of this Agreement. ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER Subject to the exceptions set forth in the sections of the Disclosure Schedule that are referenced in the following sections of this Article III, Seller represents and warrants to Buyer, as of the Date of this Agreement and as of the Closing Date, as follows: Section 3.01 Organization and Authority of Seller. Seller has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to

3 consummate the transactions contemplated hereby. The execution and delivery by Seller of this Agreement, the performance by Seller of its obligations hereunder, and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Seller. This Agreement has been duly and validly executed and delivered by Seller. Assuming the due authorization, execution and delivery by Buyer, this Agreement constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Section 3.02 No Conflicts; Required Consents and Approvals. Subject to the Receipt of the Required Consents and Approvals set forth in Section 3.02 of the Disclosure Schedule, the execution, delivery and performance by Seller of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation or bylaws of Seller; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Seller; or (c) require any consent, approval or authorization of, or declaration or filing with, or notice to, any Governmental Entity by Seller. Section 3.03 No Other Representations and Warranties. Except for the representations and warranties contained in this Article III, the Seller has not made and does not make any other express or implied representation or warranty, either written or oral, under this Agreement or otherwise in connection with the transactions contemplated by this Agreement. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER Subject to the exceptions set forth in the sections of the Disclosure Schedule that are referenced in the following sections of this Article IV, Buyer represents and warrants to Seller, as of the Date of this Agreement and as of the Closing Date, as follows: Section 4.01 Organization and Authority of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the state of Florida. Buyer has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder, and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer. Assuming the due authorization, execution and delivery by Seller, this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

4 Section 4.02 No Conflicts; Required Consents and Approvals. Subject to the Receipt of the Required Consents and Approvals set forth in Section 4.02 of the Disclosure Schedule, the execution, delivery and performance by Buyer of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation or bylaws of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require any consent, approval or authorization of, or declaration or filing with, or notice to, any Governmental Entity by Buyer. Section 4.03 Financial Statements. The Closing Balance Sheet, when prepared and delivered to Buyer pursuant to Section 2.03(a), shall fairly present in all material respects the statutory financial position of the Company as of the Business Day prior to the Closing Date. Section 4.04 No Other Representations and Warranties. Except for the representations and warranties contained in this Article IV, Buyer has not made and does not make any other express or implied representation or warranty, either written or oral, under this Agreement or otherwise in connection with the transactions contemplated by this Agreement. ARTICLE V COVENANTS Section 5.01 Public Announcements. Unless otherwise required by applicable Law, no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), and the parties shall cooperate as to the timing and contents of any such announcement. Section 5.02 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents and instruments and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement. Section 5.03 Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (including any real property transfer Tax and any other similar Tax) shall be borne and paid by Buyer when due. Buyer shall, at its own expense, timely file any document with respect to such Taxes or fees (and Seller shall cooperate with respect thereto as necessary). Section 5.04 Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect for three years from the Closing Date. None of the covenants or other agreements contained in this Agreement shall survive the Closing Date other than those which by their terms contemplate performance after the Closing Date, and each such surviving covenant and agreement shall survive the Closing for the period contemplated by its terms. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the

5 breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of such survival period and such claims shall survive until finally resolved. Section 5.05 Indemnification by Buyer. Subject to the other terms and conditions of this Error! Bookmark not defined.Article V, Buyer shall indemnify Seller against, and shall hold Seller harmless from and against, any and all Losses incurred or sustained by, or imposed upon, Seller based upon, arising out of or with respect to any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer pursuant to this Agreement. Section 5.06 Certain Limitations. Seller, when making a claim under this Error! Bookmark not defined.Article VI, is referred to as the "Indemnified Party," and the party against whom such claims are asserted under this Article VI is referred to as the "Indemnifying Party." The indemnification provided for in Section 5.05 shall be subject to the following limitations: (a) In no event shall any Indemnifying Party be liable to any Indemnified Party for any punitive, incidental, consequential, special or indirect damages, including loss of future revenue or income, loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement. Section 5.07 Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the Indemnified Party shall promptly provide written notice of such claim to the Indemnifying Party. Such notice by the Indemnified Party shall: (a) describe the claim in reasonable detail; (b) include copies of all material written evidence thereof; and (c) indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. Section 5.08 Exclusive Remedies. The parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement shall be pursuant to the indemnification provisions set forth in this Error! Bookmark not defined.Article VI. In furtherance of the foregoing, each party hereby waives, to the fullest extent permitted under Law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other parties hereto and their Affiliates arising under or based upon any Law, except pursuant to the indemnification provisions set forth in this Article VI. Nothing in this Section 6.05 shall limit any Person's right to seek and obtain any equitable relief to which such Person shall be entitled. ARTICLE VI MISCELLANEOUS Section 6.01 Definitions. Unless otherwise defined herein, the following capitalized terms used in the Agreement shall have the meaning given in this Section 6.01:

6 “Business Day” means any day other than a Saturday, a Sunday or any other day on which commercial banks in the Borough of Manhattan, the City of New York are required to be closed for regular banking business. “Closing Balance Sheet” means the balance sheet of the Company as of the Business Day prior to the Closing Date (i) prepared on a statutory basis, and (ii) fairly presenting in all material respects the statutory financial position of the Company as of the Business Day prior to the Closing Date, provided that for purposes of preparing the Closing Balance Sheet and computing Company Surplus, the Investment Assets of the Company shall be valued at Fair Market Value. “Company Surplus” means the aggregate statutory capital and surplus of the Company as of the Closing Date based on the statutory financial statements of the Company; provided, that the Investment Assets of the Company shall be valued at Fair Market Value. “Disclosure Schedule” means the schedule of disclosures appearing as Exhibit D to this Agreement. “Fair Market Value” means with respect to an Investment Asset that is a security, the value determined by means with respect to an Investment Asset that is a security, the value determined by Conning, Inc. or another nationally-recognized pricing service as of the Business Day prior to the Closing Date. "Governmental Authority" means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any arbitrator, court or tribunal of competent jurisdiction "Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority. “Investment Assets” means all investment assets that are beneficially owned by the Company. "Law" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law or other requirement or rule of law of any Governmental Authority. "Person" means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity. “Termination Agreement” means that certain agreement by and between Seller, the Company, United Insurance Holdings Corp., a Delaware corporation, in the form shown at Exhibit E hereto. Section 6.02 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

7 Section 6.03 Notices. All notices, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid, if sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.03): If to Buyer: 800 2nd Avenue South St. Petersburg, FL 33701 Email: badler@upcinsurance.com Attention: Office of the General Counsel If to Seller: With a required copy to (which shall not constitute notice): Sufen Lim Senior Vice President Tokio Marine Kiln Group Limited 20 Fenchurch Street London EC3M 3BY Email: Sufen.Lim@tokiomarinekiln.com Head of Legal Tokio Marine Kiln Group Limited 20 Fenchurch Street London EC3M 3BY Section 6.04 Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. Section 6.05 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement. Section 6.06 Entire Agreement. This Agreement, together with the Termination Agreement, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous representations, warranties, understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and the Disclosure Schedule (other than an exception expressly set forth as such in the Disclosure Schedule), the statements in the body of this Agreement will control. Section 6.07 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8 Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder. Section 6.08 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof. No single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Section 6.09 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. (a) All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction). Any Action arising out of or related to this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in Florida or the courts of the State of Florida, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such Action. (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND SCHEDULES ATTACHED TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (II) EACH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) EACH PARTY MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY; AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

9 Section 6.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. Section 6.11 Electronic Signatures. Each party agrees that the Electronic Signatures, whether digital or encrypted, of the parties included in this Agreement are intended to authenticate this writing and to have the same force and effect as manual signatures. “Electronic Signature” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures, pursuant to the Electronic Signature Act of 1996 (§§ 668.001 et seq., Fla. Stat.) and the Uniform Electronic Transaction Act (§ 668.50, Fla. Stat.) as amended from time to time. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized. JOURNEY INSURANCE COMPANY By: _____________________________ Name: Title: RJ KILN & CO. (NO. 3) LIMITED By: _____________________________ Name: Title: By: _____________________________ Name: Title:

Exhibit A - Seller Wire Instructions Bank Name: Account Name: Account Number: Sort Code: BIC/ SWIFT: IBAN:

Exhibit B - Seller Release of Buyer

1 LIMITED RELEASE This Limited Release, dated and effective as of June 30, 2022 (the “Effective Date”), is by RJ Kiln & Co. (No. 3) Limited, a limited company registered in England and Wales, (“Releasor”), in connection with the consummation of the transactions contemplated by that certain Stock Re-Purchase Agreement dated as of June 30, 2022 (the “Re-Purchase Agreement”) between Releasor and Journey Insurance Company, a Florida corporation (“Buyer”). NOW, THEREFORE, in consideration of the sum of the Purchase Price (as defined in the Re-Purchase Agreement) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Releasor, on behalf of itself and its officers, directors, employees, subsidiaries, successors and assigns, and any other person claiming by, through or under them (collectively, the “Releasor Parties”), hereby forever irrevocably and unconditionally discharges, releases and remises Buyer and each of its respective officers, directors, shareholders, managers, members, employees, agents, representatives, attorneys, affiliates, parents, subsidiaries, predecessors, insurers, contractors, consultants, successors and assigns (collectively, the “Released Parties”), from and against any and all claims or demands of whatsoever nature, past or present, whether in contract or in tort or under any statute, or under any other legal theory, whether at law or in equity, matured or unmatured, fixed or contingent, known or unknown, including any and all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, contracts, claims, third-party claims, cross-claims, counterclaims, demands, agreements, controversies, judgments, damages and liabilities, of any nature whatsoever, which Releasor or such Releasor Parties ever had, now has or which Releasor hereafter can, shall, or may have in the future against any, some or all of the Released Parties arising out of or relating to any and all events, circumstances, actions or inactions occurring on or prior to the Effective Date; provided, however, that this release shall not apply to any claims or rights (i) arising under the Re-Purchase Agreement or the Termination Agreement (as defined in the Re-Purchase Agreement) or the transactions contemplated thereby, (ii) arising under, related to or connected with any criminal acts of any Released Parties, (iii) that cannot be released as a matter of law, and/or (iv) which, as of the Termination Date, were not known to, and in the exercise of reasonable diligence were not knowable by, the Party by or in whose favor the right or claim is subsequently asserted. Releasor, on behalf of itself and the Releasor Parties, hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any of the Released Parties, based upon any matter released pursuant to the terms hereof. This Limited Release shall be interpreted and construed in accordance with the laws of the State of Florida, without regard to its conflict of laws principles that would require application of the laws of any other jurisdiction. This Limited Release shall be binding upon Releasor and its successors and assigns. Releasor cannot assign this Limited Release, other than by operation of law.

2 Releasor further acknowledges and agrees that this Limited Release is being delivered in connection with the consummation of the transactions contemplated by the Re-Purchase Agreement and is a material part of the consideration being received by Buyer in connection with the transactions contemplated thereby; it being understood that absent the Releasor’s delivery of this Limited Release, Buyer would not have consummated the transactions contemplated by the Purchase Agreement. Releasor further states that it has read and understands this Limited Release, and intends to be legally bound by it. IN WITNESS WHEREOF, Releasor has caused to Limited Release to be duly executed and delivered as of the Effective Date. RJ Kiln & Co. (No. 3) Limited By: ________________________ Name: Title: By: ________________________ Name: Title:

Exhibit C - Buyer Release of Seller

LIMITED RELEASE This Limited Release, dated and effective as of June 30, 2022 (the “Effective Date”), is by Journey Insurance Company, a Florida corporation (“Releasor”), in connection with the consummation of the transactions contemplated by that certain Stock Re-Purchase Agreement dated as of June 30, 2022 (the “Re-Purchase Agreement”) between Releasor and RJ Kiln & Co. (No. 3) Limited, a limited company registered in England and Wales (“Seller”). NOW, THEREFORE, in consideration of the sum of the Purchase Price (as defined in the Re-Purchase Agreement) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Releasor, on behalf of itself and its officers, directors, employees, subsidiaries, successors and assigns, and any other person claiming by, through or under them (collectively, the “Releasor Parties”), hereby forever irrevocably and unconditionally discharges, releases and remises Seller and each of its respective officers, directors, shareholders, managers, members, employees, agents, representatives, attorneys, affiliates, parents, subsidiaries, predecessors, insurers, contractors, consultants, successors and assigns (collectively, the “Released Parties”), from and against any and all claims or demands of whatsoever nature, past or present, whether in contract or in tort or under any statute, or under any other legal theory, whether at law or in equity, matured or unmatured, fixed or contingent, known or unknown, including any and all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, contracts, claims, third-party claims, cross-claims, counterclaims, demands, agreements, controversies, judgments, damages and liabilities, of any nature whatsoever, which Releasor or such Releasor Parties ever had, now has or which Releasor hereafter can, shall, or may have in the future against any, some or all of the Released Parties arising out of or relating to any and all events, circumstances, actions or inactions occurring on or prior to the Effective Date; provided, however, that this release shall not apply to any claims or rights (i) arising under the Re-Purchase Agreement or the Termination Agreement (as defined in the Re-Purchase Agreement) or the transactions contemplated thereby, (ii) arising under, related to or connected with any criminal acts of any Released Parties, (iii) that cannot be released as a matter of law, and/or (iv) which, as of the Termination Date, were not known to, and in the exercise of reasonable diligence were not knowable by, the Party by or in whose favor the right or claim is subsequently asserted. Releasor, on behalf of itself and the Releasor Parties, hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any of the Released Parties, based upon any matter released pursuant to the terms hereof. This Limited Release shall be interpreted and construed in accordance with the laws of the State of Florida, without regard to its conflict of laws principles that would require application of the laws of any other jurisdiction. This Limited Release shall be binding upon Releasor and its successors and assigns. Releasor cannot assign this Limited Release, other than by operation of law.

Releasor further acknowledges and agrees that this Limited Release is being delivered in connection with the consummation of the transactions contemplated by the Re-Purchase Agreement and is a material part of the consideration being received by Buyer in connection with the transactions contemplated thereby; it being understood that absent the Releasor’s delivery of this Limited Release, Buyer would not have consummated the transactions contemplated by the Purchase Agreement. Releasor further states that it has read and understands this Limited Release, and intends to be legally bound by it. IN WITNESS WHEREOF, Releasor has caused to Limited Release to be duly executed and delivered as of the Effective Date. JOURNEY INSURANCE COMPANY By: ________________________ Name: Title:

Exhibit D – Disclosure Schedule Section 3.02: Seller Required Consents and Approvals  Pursuant to Paragraph 17(g) of Florida’s Office of Insurance Regulation (“OIR”) Consent Order in Case No. 232158-18-CO dated August 29, 2018 (“2018 Consent Order), OIR approval of the termination of the Stockholders Agreement.  Pursuant to Paragraph 17(j) of the 2018 Consent Order, OIR approval of the Stock Re-Purchase Agreement as an agreement between JIC and an “affiliated person, entity, or related party, as defined in Statement of Statutory Accounting Principles No. 25 of the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.” Section 4.02: Buyer Required Consents and Approvals  Pursuant to Paragraph 17(g) of Florida’s Office of Insurance Regulation (“OIR”) Consent Order in Case No. 232158-18-CO dated August 29, 2018 (“2018 Consent Order), OIR approval of the termination of the Stockholders Agreement.  Pursuant to Paragraph 17(j) of the 2018 Consent Order, OIR approval of the Stock Re-Purchase Agreement as an agreement between JIC and an “affiliated person, entity, or related party, as defined in Statement of Statutory Accounting Principles No. 25 of the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.”

Exhibit E – Termination Agreement